Exhibit 99.1
Brush Engineered Materials Inc. Company Overview November 2010 ... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis ... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market and geographic reach Transforming our World and Yours

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Transforming our World and Yours 2

Why Brush Unique, rapidly growing, advanced materials company Serving leading edge, high-growth markets Entering a period of accelerated growth driven by secular trends from market and product positioning — Smart Mobile devices, 3G/4G, Commercial Aero, O&G, Alternative Energy, Optics, LED/LCD Sustainable long-term growth opportunities Diverse set of high-growth new products and services Expanding margins Strong balance sheet Transforming our World and Yours 3

Major Segments (YTD Q3-2010)

Advanced Material Technologies & Services	Engineered Material Systems	Specialty Engineered Alloys	Beryllium and Beryllium Composites
PVD Targets	Electronic Connectors	Electronic Connectors	Opti-Elec Mirrors & Sensors
Optical & Medical Coatings	Clad & Inlay Products	Integrated Circuitry	Satellite Structures
Refining	Electron Beam Welding	EMI Shielding	X-ray Windows
Electronic Packaging	Energy Management	Oil & Gas Drilling	Speaker Diaphragms
Advanced Chemicals		Heavy Equipment Bearings	Nuclear Components
67%	5%	23%	5%

Advanced Materials	Integrated Metals
72%	28%

Note: %'s are of sales

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 4

Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries International sales are approximately 30% of the Company (YTD Q3 2010) Act globally ... service locally! _—— Asia / Pacific —_ _ —— Europe —— _ _- Exports from USA -_ Japan Ireland Korea UK Germany China Taiwan Hong Kong Czech Republic Singapore Philippines Transforming our World and Yours 5

Advancing the World’s Technologies Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring — Strength — Reliability — Electrical conductivity - Miniaturization — Weight reduction — Corrosion resistance — Light management - Thermal conductivity — Lubricity Targeting profitable growth applications in growing markets Transforming our World and Yours 6

Typical End Uses Notebook computers Cellular phones, i-Pods™, i-Pads™ and network servers and other wireless communication devices Defense Electronic components in cars and trucks Commercial Aerospace Industrial products for Oil & Gas and Mining Medical Devices Disk Drives Transforming our World and Yours 7

Typical End Uses Telecom LED’s Infrastructure LCD Optics Alternative Energy Space/Science Heavy Equipment Transforming our World and Yours 8

Diverse Set of High Growth Markets YTD Q3 2010 Revenue* Other Services 5% 4% Energy 7% Consumer Electronics Medical 27% 6% Appliance 7% Telecom Infrastructure Defense and Science 7% 15% Automotive Electronics 8% Industrial and Commercial Aerospace *Value-added revenue, excludes high value metals 14% Transforming our World and Yours 9

Key Application Examples by Market

Consumer Electronics

- Cell Phones
  - I/O Connector Contacts
  - Battery Contacts
  - Internal Antenna Contacts
  - LED Backlight Applications
  - Power amplification, SAW and BAW devices
- Computers
  - Board-to-Board Connectors
  - Processor Socket Connectors
  - Electronic Shielding
  - Hard Disk Drive Read/Write Head
  - Disk Drive Arm

Telecom Infrastructure

- Base Stations
  - Coaxial Connectors and High Power Amplifiers
- Shielding for Servers
- Undersea Repeater Housings

Defense & Science

- Infrared Sensors for Fighter Jet and UAV Optical Targeting
- Structural and Electronic Components for Satellites
- X-ray Windows in Security and Commercial Imaging Systems
- Laser Protection Optical Coatings
- Night Vision System Optics

Industrial & Commercial

Aerospace

- Heavy Off-Highway Equipment
  - ToughMet bushings and bearings
- Plastic Tooling
  - BeCu Molds
- Landing Gears
  - ToughMet bushings and attachments
- Wing Attachments
- Flight Control Mechanisms

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 10

Key Application Examples by Market

Medical

- Glucose Analysis Test Strips
- Implantables for Seizure Control and Glucose Analysis
- X-ray Mammography
- Radiation Therapy – Neutron Reflectors
- DNA Sequencing Optics
- Electronic Interconnects for Cardiac Rhythm Ultrasonic Scalpels

Automotive Electronics

- High Temperature Connectors, Switches, Relays, Sensors
- Leadframes for Power Steering , Power Brakes, and Engine Control
- Air Bag Sensors
- Telematics

Energy

- Oil & Gas
  - Directional Drilling Equipment (ToughMet)
  - Drill Bits (ToughMet Bearings)
  - Wellhead Control Equipment (ToughMet)
- Solar
  - Flexible Solar Cell TCO Layers
  - Concentrator Photovoltaic
  - CIGS Powders
  - Solar Power Interconnects
- Battery
  - Li-ion Battery Power Interconnects
- High Brightness LED Materials

Appliance

- Connectors
- Switches, Relays and Springs
- Fire Protection Sprinkler Head Washers

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 11

YTD Q3 — 2010 Markets have responded and business is growing with significantly higher sales and profit levels Initial growth led by electronics, followed by industrial and commercial aerospace markets Sales now at record levels Margins are up significantly Recent acquisitions are on track Cost controls are working well Transforming our World and Yours 12

YTD Q3 — 2010 ... Reported Results $ in millions (except per share amounts) Q-3 2010 2009 Q-1 Q-2 Q-3 Sales $190.5 $295.1 $325.9 $325.3 EBIT (.6) 13.2 20.5 20.1 EPS .01 .33 .67 .65 GP% 13.2% 16.7% 17.1% 17.9% OP% -— 4.5% 6.3% 6.4% OP%/VA -— 11.2% 15.0% 15.6% Note: Q-1 2010 included $.12 per share of charges, $1.3 million in EBIT. OP%/VA excludes high value metals Transforming our World and Yours 13

Outlook Normal seasonality of lower sales is expected in 4 th quarter 2010 sales are expected to be approximately $1.24 to $1.26 billion 2010 expected profit in the range of $2.00 to $2.10 per share, diluted Solid balance sheet is expected to be even more attractive by year end 2010 Transforming our World and Yours 14

Outlook ... Other Considerations High end more sophisticated electronics are expanding ... although subject to inventory swings Metal prices, raw material prices are a pass through and thus not a significant risk to performance Application base in Specialty Engineered Alloys business continues to grow Specialty Engineered Alloys are less cyclical and margins are higher due to actions taken Acquisitions and Advanced Materials segment markets offer additional near term upside Transforming our World and Yours 15

Outlook ... Other Considerations New equipment for the medical market is installed and operating Cost management initiatives are working well and we expect the benefits to continue well into the future Investments in purchasing, marketing and pricing initiatives should add to margins going forward Acquisitions/augmentation opportunities continue to present themselves Transforming our World and Yours 16

The Transformation... Accelerated Growth 2002- 2010 (F) Sales 17% CAGR (13% w/o Acquisitions) $ in millions Transforming our World and Yours 17

The Transformation ... Overview From Metals & Mining through Specialty Metals to Advanced Materials — Beryllium Businesses...Metals and Mining — Expansion of WAMSpecialty Metals — Acquisitions Advanced Materials While increasing value add in all business units From single digit to long-term sustainable double digit growth To trading multiples of 9-11x from historic 6-8x EBITDA Transforming our World and Yours 18

The Transformation ... Strategy Fundamental Principles Driving Our Transformation Create sustainable market advantage and value to customers through unique technological capabilities and innovation Decrease dependency on the Integrated Metals businesses while improving their performance and reducing their cyclicality Create the corporate critical mass to perform better in significant downturns should they arise While building and maintaining a strong balance sheet through a higher cash generating business model Transforming our World and Yours 19

The Transformation ... Tactics Create a broader, more diversified base ... focused on greater than GDP opportunities — New Technologies — New Products — New Markets — Expanded Geography Target fastest growing segments of fast growing markets — Grow faster than the markets — Achieve double digit growth over time First Priority....organic growth Second Priority...“manageable” acquisitions Transforming our World and Yours 20

The Transformation ... Tactics Investments...prioritizing a targeted business model — Faster cash to cash cycle — Low capital intensity...both working capital and reinvestment capital — High IP...technology driven business — Non-commodity products...high margins — Good growth potential in >> GDP opportunities Acquisitions...accretive within 12 months — Augmentation of technology, markets and opportunities —$50 million invested per year from cash flow — Use debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility Transforming our World and Yours 21

Advanced Materials, a Higher Share of Total Sales Integrated Metals Advanced Materials Transforming our World and Yours 22

The Transformation ... Shifting the Business Model to Higher Margins and Higher Value Measuring Value Add 2010 (F) OP% OP%/VA* Integrated Metals 10.0% — 10.5% 14.0% — 16.0% Advanced Materials 5.5% — 6.0% 21.0% — 23.0% Company 5.5% — 6.5% 13.0% — 15.0% * % of value added revenue which excludes high value metals Transforming our World and Yours 23

The Transformation ... Faster Cash to Cash Cycle Free Cash Flow* A/R, Inventory & A/P %/Sales $’s in millions 41% 25% *Net income + Depr & Amort — change in working capital — Capex Transforming our World and Yours 24

The Transformation ... Faster Cash to Cash Cycle The Balance Sheet Net Cash Provided from Operating Debt to Total Capital Activities* (in millions) *Change in cash, excluding the effect of investing and financing activities Transforming our World and Yours 25

The Transformation ... Key Results A Faster Recovery in a Much Tougher Environment Last Recession This Recession 2002 2003 2009 2010 (F) Range EPS $ (.91) $(.25) $(.38) $2.00 — $2.10 EPS (2 yr cum) $(1.16) $1.62 — $1.72 Advanced Materials growth, market diversification, and Specialty Engineered Alloys improvements Note: Excludes non-operating charges (see GAAP reconciliation in Exhibit A) Transforming our World and Yours 26

The Transformation ... Financial Goals/Objectives Goals, next 3-5 years Organic growth ... double digit over time Value add margins in mid to high teens (OP% of VA) Acquisitions/augmentations at $50.0 to $75.0 million/yr Drive A/R, inventory and A/P % of sales below 20% Capital spending below depreciation Keep debt to total cap below 30% at peaks ROIC to mid teens Transforming our World and Yours 27

Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base — Targeting profitable niche growth applications in growing markets — New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains Transforming our World and Yours 28

Brush Engineered Materials ... Transformed ! A Leaner, Faster Growing, More Diversified & Resilient Company — More diversified, market and product basket — Broader market reach, geography — Growing faster, growth more sustainable — Growth and higher margin contributions from acquisitions — Less cyclical — Lower infrastructure costs, lower capital costs — Expanding margins — Stronger cash flow Transforming our World and Yours 29

Key Customers and Examples of Detail Applications by Key Markets Transforming our World and Yours

Well Recognized Key Customers & Demand Generators Consumer Electronics Defense & Science Western Digital Northrup Grumman RFMD DRS Skyworks Lockheed Martin Seagate Raytheon Apple BAE Motorola Goodrich Cree General Dynamics TriQuint HTC Industrial & Commercial Telecom Infrastructure Aerospace Cisco Boeing NXP Goodrich Tyco Caterpillar JDSU Joy NEC Airbus Bucyrus Transforming our World and Yours 31

Well Recognized Key Customers & Demand Generators

Medical

- Roche
- Medtronic
- Varian Medical
- Siemens
- Agilent
- Applied Biosciences
- Nipro Diagnostics

Energy

- First Solar
- MiaSolé
- AMAT
- Primestar
- Nanosolar
- Adhesives Research
- Schlumberger
- Baker Hughes
- Halliburton
- Weatherford

Appliance

- Honeywell
- Bosch
- Siemens
- Hotpoint

Automotive Electronics

- Delphi
- Kostal
- Johnson Electric
- Yasaki
- TRW
- Visteon

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 32

Applications — Cell Phones Grounding Clips and Audio Jacks (Alloy) Internal Antenna Contacts (Alloy) Internal Electronics (WAM): Thin Film Materials — Power amplifiers, SAW and BAW devices, filters, and IC’s Frame Lid Assemblies for SAW Thin Film Material for backlight Micro Mezzanine Connectors for applications using LED technology Battery Contacts (Alloy) LCD Screen (Alloy) Shield Cleaning I/O Connector Contacts (Alloy) Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products) RoHS Compliance Assurance (Electrofusion): Transforming our World and Yours 33

Applications – Automotive Electronics



Auto Dimming Mirror Connectors (Alloy)
Air Bag Sensors (TMI, Alloy)
Mirror & Windshield Electronic Connections (TMI)
Lithium Ion Battery Interconnects (TMI)
Window and Door Switches (Alloy)
On Board Telematics (Alloy)
Turn Signal and Emergency Flasher Relays (Alloy)
Engine Efficiency Oxygen Sensors (TMI)
Fuel Pump and Fuel Level Sensors (Alloy)
Hybrid Vehicle Motor & Module Connectors (Alloy)
Battery Management Resistors (TMI)
Battery & Relay Control Modules (Alloy)
Battery Terminals (Alloy)
Engine Ignition and Control Modules
Electronic Power Steering Modules (TMI)
ABS Leadframes (TMI)
Lamp Socket Connectors (Alloy)

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 34

Applications – Aerospace




Flight Attendant Jumpseat Spring
Avionics/Electrical Systems
Airframe Structure
Flight Control Mechanisms
Horizontal Stabilizer & Rudder Attachments
Wing Attachments
Landing Gear Attachments
Engine and Pylon Attachments
Doors & Hatches
Landing Gear Components
Hydraulic Systems
Safety Slide Mechanism
Fuel Systems



Other Aerospace Applications:
- Baggage Inspection (Electrofusion)
- Nondestructive Evaluation (Cracked Component Detection) (Electrofusion)

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 35

Applications — Oil & Gas Structural Rig Under Water Wellhead Equipment (Alloy) Wellhead Control Equipment (Alloy) Components (Alloy) Blow out preventers, hydraulic actuators Other Oil & Gas Applications: Directional Drilling Elemental Analysis (Electrofusion) Equipment (Alloy) Down Hole X-Ray Inspection (Electrofusion) MWD, LWD, MPT systems Drill Bits (Alloy Transforming our World and Yours 36

Applications – Photovoltaic (Solar)

Technology: Crystalline Silicon (Si)
Interconnect Materials
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic Substrates

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 37

Applications — Hard Disk Drives Thin film materials for the read/write head. (WAM) Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Disk Drive Arm (TMI) Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Transforming our World and Yours 38

Applications — Medical Seizure Control (WAM/TFT): Thin Film Deposition Implantable Electrode — Parkinson’s disease (R&D) Dental X-Ray (Electrofusion) X-Ray Mammography (Electrofusion) Cardiac Rhythm Management (TMI): Subcutaneous Glucose Analysis (WAM/TFT/TechniMet): Electronic Interconnects/Components Thin Film Coatings — Electrode Monitoring device Niobium/Titanium Electron Beam Weld Other Medical Applications: External Glucose Analysis CT Scan (Electrofusion) (WAM/TFT/Techni-Met): Bone X-Ray (Electrofusion) Subcutaneous sensors for glucose measurement Ultrasonic Scalpels (Be Products) Advanced Drug Delivery Components (TMI) Hypodermic Components (TMI) Insulin Pump (Alloy): Diagnostic Electronic Components (TMI) EMI Shielding Anesthesia Monitoring Components (TMI) Electrical Terminals in Connectors Biopsy Instruments (TMI) Mechanical Chips Cauterizing Electronic Scalpel (TMI) Connector Systems for equipotential grounding Transforming our World and Yours 39

The Transformation ... Acquisitions 2005 OMC Shield kit cleaning services (technology service buy) 2005 TFT Thin film vacuum sputtered coatings 2006 CERAC Inorganic chemicals ... powders and evaporative targets (optics, security, solar, semiconductor) 2008 Techni-Met Thin film roll to roll flexible substrate vacuum sputtered coatings (medical) 2009 Barr Thin film vacuum sputtered coatings 2010 Academy Precious metal (Ag/Au) products and refining Approximately $175 M invested at EBITDA multiples of 5-7 Transforming our World and Yours 40

Major Product Forms YTD Q3 2010 Revenue Powders Other Semi-Finished 2% 3% Components 5% Coatings 8% PVD Targets 38% Bulk Metal 11% Other Precious Metals 13% Strip Metal 20% Transforming our World and Yours 41

Company Overview Review our two largest segments Growth drivers, future initiatives, sustainability Transforming our World and Yours 42

Profile Unique Advanced Materials Company A leading manufacturer of high performance advanced engineered materials and services ... an enabling materials technology company Four segments ... with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from high-tech consumer electronics to heavy industrial equipment Transforming our World and Yours 43

Core Competency A Common Approach to Markets and a Common Culture across our Operating Companies Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services “Own” a niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios toward favorable market and technology trends ... targeted to achieve strong profitable growth Transforming our World and Yours 44

Specialty Engineered Alloys Transforming our World and Yours

Specialty Engineered Alloys — Overview World’s Leader in Copper Beryllium North America’s only Bertrandite Ore Mine Only Fully Integrated Copper Beryllium Business (mine — manufacture — sales — distribution — technical support) 848 Employees at 8 Locations Growing Non-Beryllium Product Family of High Performance Alloys (Toughmet, Cupro-Nickel, Leaded CuNi wire, Moldmax V) Third Party Distribution is above 40% and Growing Sales are 55% outside North America and Growing Transforming our World and Yours 46

Operations and Distribution Operation Location Products Mine Delta, UT Bertrandite Ore Chemical Mill Be Hydroxide Primary Operations Elmore, OH Cast Billets Strip Mill Strip Coils Bulk Mill Rod, Bar, Tube and Plate Finishing Operations Reading, PA Finished Strip and R&W Non-Be Casting Lorain, OH Cast Billets and Shapes Distribution Chicago, IL Finished Strip Detroit, MI Finished Bulk Stuttgart, Germany Finished Strip Fukaya, Japan Finished Strip Transforming our World and Yours 47

Independent Distributors Americas Europe — Admiral Metals — Bohler Uddeholm - Bohler Uddeholm — Busby Metals — Busby Metals — Laminaries Matthey - EJ Brooks — Stainless — Farmers — Thyssen Krupp — Mead Metals Asia Pacific - Schmoltz & Bickenback — ASSAB Pacific — Southern Copper & Supply — ATP - Thyssen Krupp — James Coppel Lee — Trident — Oristar — Tai Mao - Yamato Miyoshi — Yee Chong Transforming our World and Yours 48

Why use Copper Beryllium and our other Alloys?

- High Strength and Hardness
- High Thermal Conductivity
- High Thermal Stability
- High Electrical Conductivity
- Miniaturization
- Anti-Microbial
- Non-Biofouling
- Non-Magnetic
- Non-Sparking
- Anti-Galling
- Corrosion Resistant
- Good Machinability
- Good Castability
- Good Formability
- Good Tribology
- Age Hardening
- Stress Relaxation Resistant

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 49

Major Product Forms Strip Rod Wire Plate Bar Tube Billet Casting Alloys Mainly CuBe and other Specialty CuNi based products Transforming our World and Yours 50

Specialty Engineered Alloys — Annual Sales millions $ Transforming our World and Yours 51

Specialty Engineered Alloys — Transformation Lower Breakeven to Reduce the Impact of Business Cycles and Grow the Top Line Lower Breakeven Faster Growth — Reduce Overhead — Establish Growth Teams — Improve Margins — New Alloys — New Applications Attack Costs — New Geographies Increase Prices — Higher Margin Products Transforming our World and Yours 52

Transformation — Lower Overhead 2009 OH Reduction (23%) $25 M — Headcount Reduction — Transition to 3 rd Party Distribution More to Come (2010 to 2013) $6-8 M — Depreciation Reduction — Operating Efficiencies — Lean Sigma Initiatives Transforming our World and Yours 53

Transformation — Attack Costs 2009 Variable Cost Reductions $5-7 M — Labor Cost and Utilization — Purchasing Initiatives — Lean Sigma Savings More to Come 2010 — 2013 $2-4 M Transforming our World and Yours 54

Transformation — Pricing Actions 2009 — Hired Pricing Consultant 2009 Theme — “Capture the Value of Brush” — Freight Charge — Expedite Fees — Fabrication Increases — Price Setting Transforming our World and Yours 55

Breakeven Reduction — Complete Transforming our World and Yours 56

Key Customers and Demand Generators by Market

Market	% of Revenue	Customers and Demand Generators	
Consumer Electronics	28%	Hon Hai (FoxConn) Tyco Johnson Electric Apple	Motorola RIM Tec-Brite 3M
Industrial & Comm Aero	19%	Boeing Air Bus Goodrich Messier	PMP Amphenol Aerospace Deutsch Engineered Honeywell Controls
Other (appl/ctrls,hyd)	19%	Caterpillar Inc. Joy Mining Bucyrus America	P & H Mining Hitachi Construction John Deere
Auto Electronics	12%	Delphi Kostal Omron	Daesung JST Corporation
Telecom Infrastructure	10%	Tyco Undersea NEC Prevco	Samtec/Ditron FCI Laird
Energy	10%	Schlumberger Baker Hughes Halliburton Energy Services	Weatherford FMC Aker Solutions
Medical, Defense & Science	2%	Laird General Atomics	Tyco Electronics Electric Boat Corporation

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 57

Growth — Alloys/Processes Recently Developed for: Strip — Backplane Connectors, Processor Sockets, BITS and Modular Jacks — Non-Be for micro motors and voice coil motors Bulk — Non-Be Aerospace Bearings and Rub Strips — Non-Be Oil & Gas Housings and Drilling Tools — Non-Be Fittings for the Marine Market — Non-Be Larger Diam. Bearings for Heavy Equipment Rod and Wire — Electrical Connectors for Transportation Market Transforming our World and Yours 58

Applications — Smart Phones Board to Board Contacts Smart Phone Shipments (millions of units) Audio Jack Contact 2008 2009 2010 2011 2012 2013 Total 139 190 251 321 398 479 Source: Frost and Sullivan Typical Contact Applications Battery Contacts Audio Jacks SIM Card Contacts SIM Card Contact Vibrator Battery Board to Board Contacts Motor Contacts Contacts OEMs are seeing the value of using Vibrator Motor Contacts high performance alloys to make more reliable connectors Transforming our World and Yours 59

Applications — Infrastructure (Local Area Networks) Modular Jacks PCB Sockets Processor Sockets Shielding Transforming our World and Yours 60

Applications — Voice Coil Motors BF158 was developed and launched in 2009 and is No. Units Sold (000) Unit currently used to make 2010E 2014E Growth VCM spring plates. Worldwide Mobile PC Sales 170 264 94 During 2010, 93.4% of U.S. Handsets 1267 1516 249 Digital Cameras 119 165 46 mobile phone sales will be Total 1555 1945 390 camera phones. Applications: Cell Phones Computers Digital Cameras Transforming our World and Yours 61

Applications — Micromotors Brush springs are made using Alloy 25. Two new products have been developed for commutator applications and are currently being evaluated by potential new customers. Commutator Brush Applications: Automotive Home Electronics Optical & Precision Instruments Appliance HVAC Power tools Transforming our World and Yours 62

Bulk Products — Revenue Growth 2000 2010 (F) Oil & Gas Exploration 14% 27% and Production Aerospace 14% 24% Automotive 37% 23% Consumer 6% 16% Const & Mining Equip 2% 7% Undersea Telecom 19% 2% Electric Power 2% 1% Sales $50M $100M Transforming our World and Yours 63

Applications — Oil & Gas Wellhead Control Equipment Structural Rig Under Water Wellhead Equipment Components ROV’s, blow out preventers, hydraulic actuators, control fluid couplings Directional Drilling Equipment Artificial Lift Equipment ToughMet bearings in Electric Submersible MWD, LWD, MPT systems Pumps Drill Bits Transforming our World and Yours 64

Energy Growth (Oil & Gas) Transforming our World and Yours 65

Applications — Aerospace Flight Attendant Jumpseat Spring Avionics/Electrical Flight Control Systems Airframe Mechanisms Horizontal Stabilizer & Rudder Attachments Wing Attachments ( Landing Gear Attachments Hydraulic Systems Engine and Pylon Attachments Doors & Hatches Landing Gear Components Safety Slide Fuel Systems Mechanism Transforming our World and Yours 66

Aerospace Growth “Aircraft Delivered” — JPMorgan forecast Transforming our World and Yours 67

Applications — Mining Equipment Non-galling: dynamic bushings on 16 high-stress positions in all models. ToughMet 3 Replaces carburized 8620. Corrosion resistance: all salt and potash miners specified with 100% ToughMet 3 ToughMet 3 bushings. Bearing life improved Bushings 6X Transforming our World and Yours 68

Applications — Injection Mold Tooling (Consumer) MoldMAX mold core and cavity tooling inserts at all the hot spots Cycle time reduced 30%. Scrap rate reduced to zero. One less molding machine required to meet demand growth. Transforming our World and Yours 69

New Geographies Focus on Brazil, Russia, India and China — Expanding Footprint in China — New Distributors Growing Plastics Business in Asia — Added Sales, Distribution and Slitting in India — Developing Oil & Gas Business in Russia Increased Market Share in UK with Distribution Partner Transforming our World and Yours 70

Breakeven Reduction — Goal Transforming our World and Yours 71

What are the key points today? Overhead has Dropped and Margins have Improved Breakeven has Significantly Improved Better Positioned for Business Cycles Breakeven will Further Improve Robust New Product Development Growing Internationally Markets being Served are Robust (> GDP) Gaining Share in Growing Markets Transforming our World and Yours 72

“Our Customers’ First Choice!” Advanced Material Technologies and Services Transforming our World and Yours

Strategic Augmentation “Our Customers’ First Choice!” Williams Precious Metals Acquired 1987 Advanced Materials Technology 1989 Hydrostatics Inc. 1994 Pure Tech Inc. 1998 Wheatfield (Greenfield) 1998 Semi Alloys Inc. 2001 Honeywell FLA (Technology) 2003 OMC Scientific Ireland 2005 Thin Film Technology 2005 CERAC inc. 2006 Suzhou, China (Greenfield) 2007 Louny, Czech Republic (Greenfield) 2007 Techni-Met 2008 Barr Associates 2009 Academy Corporation 2010 Transforming our World and Yours 74

Sales History “Our Customers’ First Choice!” $’s in millions Transforming our World and Yours 75

Transformation Elements “Our Customers’ First Choice!” Customer Centricity Sustain the “Base” Quality as the Differentiator Leading Edge Technologies Niche Markets / Applications Focus on Innovation The “Right” Organization / People Global Manufacturing Capabilities Transforming our World and Yours 76

Markets

"Our Customers' First Choice!"

SBU's / BUSINESS SEGMENTS


PRECISION THIN FILM OPTICS
•BUFFALO
•BUELLTON
•BARR
MICROELECTRONICS SERVICES
•BUFFALO
•WHEATFIELD
•NBPT
•SINGAPORE
•EUROPE
•BREWSTER
•MILWAUKEE
•BUELLTON
•ACADEMY
LARGE AREA SPECIALTY THIN FILM
•BUFFALO
•HARTFORD
•MILWAUKEE
•BUELLTON
•ACADEMY
ADVANCED CHEMICALS
ALTERNATIVE ENERGY
•BEM
•BUFFALO
•SINGAPORE
•BREWSTER
•MILWAUKEE
•HARTFORD
•ACADEMY
•BARR
CHEMICAL / COMPOUNDS
•BREWSTER
•SINGAPORE
•BUELLTON
•MILWAUKEE
•BARR

■ Recent acquisitions

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 77

Overview “Our Customers’ First Choice!” Global Presence: Advanced Materials Technologies 1,100 Employees 15 Asset Locations Strategic Business Units — Organization Support Functions Sales Administration Technology / new product development Virtual new product development i-Flow Stage-Gate Technology Experts Transforming our World and Yours 78

Distinctive Competencies “Our Customers’ First Choice!” Precious Metal Refining and Management — Au, Ag Pd PVD Materials and Services Melt and Powder Metallurgy, Shield Cleaning and Bonding Large and Small Area Thin Film Deposition and Design Hazardous Chemical Processing Electronic Packing Materials, Fabrication and Assembly Global Presence Marketing and Sales Depth Track Record of Success — Strong Long — Term Growth Customer Relationships Williams Brand Recognition Barr — Recognized Leader Precision Thin Film Optical Coatings Academy — Leader in Ag PVD for Architectural Glass Industry Transforming our World and Yours 79

Core Technologies

"Our Customers' First Choice!"

- PM Casting / Rolling
- Non PM Casting
- Investment Casting
- High Volume Casting
- PM Refining (Au/Pd)
- Component Machining
- Assembly Welding
- Wire Fabrication
- Rod / Turks Head
- Hot Pressing (Induction)
- Hot Pressing (Resistive)
- Au/Ni Plating

- Thermal Arc Spray
- Selective Plating
- Thick Film Printing
- GDMS / ICP / Wet Chem
- Powder Metallurgy
- Powder Sizing
- Large Area Machine
- Grinding / Polishing
- Shield Kit Chemistry
- Backing Plate Design
- Direct Bond Copper
- Plastic Component Process

- Component Design
- Brazing High Temp
- Component Assembly
- Chemical / Synthesis
- Bonding
- Enhanced Target Design
- Magnetron Sputtering
- IBS Evaporation
- LA Thin Film Coating
- Photo Lithography
- Reel-to-Reel PVD

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 80

Microelectronics & Services

"Our Customers' First Choice!"

Key Markets



Wireless Application



Photonic & Optical Applications (LED)



Semiconductor



Defense



Medical

Products

- Semi PVD Targets
- Precious Metal Targets
- Evaporation Materials
- Architectural Glass Targets
- Vacuum Grade Joining Materials

- High Reliability Microelectronic Materials
- Hermetic Covers
- Precious Metal Stamped Products
- Precious Metal Fine Wire
- High Power RF Packages
- Vacuum Grade Joining Materials

- Precious Metal Management
- Precision Parts Cleaning
- Precious Metal Refining Services
- Precious Metal Grain
- Dental Alloys

Core Technology

- Vacuum Melting
- Metal Rolling, Annealing,
- Forging, & Extrusion
- Precious Metal Management
- Sputtering Target Bonding
- High Volume Stamping
- Precision Machining
- Refining
- Tooling Design
- Powder Metallurgy

- Refining
- Brazing
- Precious Metal Wire Fabrication
- High Temp Braze
- Twin Wire Arc Spray
- Atomization
- Precision Cleaning & Chemical Removal
- Selective Precious Metal Plating
- Target Enhancements
- Purity Control
- Joining Technology

- Solder Material Fabrication
- Thermal Management Design
- Thick Film Printing
- Cladding
- Wire EDM
- Direct Bond Copper
- Turks Head
- Coatings
- Stamping
- Assembly

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 81

Precision Optics “Our Customers’ First Choice!” Key Markets Defense Commercial Thermal Imaging Space, Science & Applications Application Astronomy Products Linear Variable Filters Flex Sensors High Value Coatings Visi-Lids ® Non-optical Coatings Filter Sets Hybrid Circuits Core Technology Magnetron Sputter Ion Assisted Deposition Sub Assembly/Potting Ion Beam Sputter Precision Patterning Solder Assembly Thermal Evaporation Singulation Optical Design Transforming our World and Yours 82

Advanced Chemicals

"Our Customers' First Choice!"

Key Markets



HI B LED's Applications



Security Application



Alternative Energy



Specialty Inorganic Chemicals

Products

- **Optic Materials**
- **LED**
  - Phosphor Additives

- **Specialty Chemicals**
  - Thermal Management
  - Specialty Battery
  - GaAs Precursors

- **Solar**
  - PVD Targets
    - Thin Film PV (CdTe,CIGS)
    - Thermal Reflector, Mirrors
  - High Purity Chemicals
    - Evaporants (CdTe,CdS)
    - Links

Core Technology

- Hot Pressing (Induction)
- Hot Pressing (Resistive)
- Powder Sizing

- High Purity Chemicals
- Low Oxygen/Moisture
- Chemical Synthesis
  - Solid State
  - Precipitation reactions

- E-beam Materials
- EH&S Safety – Haz Matrerials
- Customizable, Flexible Niche Producer

BRUSH ENGINEERED MATERIALS

Transforming our World and Yours 83

Large Area Specialty Coatings “Our Customers’ First Choice!” Key Markets Medical Applications Alternative Energy Display Technologies Products Thin Film Stack with Custom Optical and/or Electrical Properties Precision Slit Base film and Coated Webs Au and Pd Coated Flexible Substrates Non Precious Metal Coated Flexible Substrates Core Technology Engineered Thin Film New Product Development Services Sputtering Converting Transforming our World and Yours 84

End Use Markets “Our Customers’ First Choice!” Market Growth Market Growth Wireless 12-20% Defense Flat LED’s 20-30% Semiconductor 6% Precision Optics 12% Data Storage 10-12% Photovoltaic 30% PM Services 10+% Medical 8-12% Transforming our World and Yours 85

Wireless/Photonics “Our Customers’ First Choice!” Technology: Gallium Arsenide devices (GaAs) Cellphones, PDA’s, wireless devices requiring pre -amplifiers’ , power amplifiers, oscillators, surface acoustical wave devices, Technology: Infrastructure Components High power thermal materials and products serving wireless communications, high power transmission Technology: Specialty Inorganic Compounds, and High Purity NPM/PM (Au) TFT LCD backlights, Monitor lighting, signage displays, billboards, traffic lights conventional lighting Transforming our World and Yours 86

Precision Optics “Our Customers’ First Choice!” Technology: NIR and IR Lenses Thin Film (PVD) Deposition Process Multi layer — filters for Thermal weapon sites, laser protection, automotive pedestrian protection, security camera, commercial thermal meters, UAV applications Technology: High Value Coatings Technology: Filter Arrays Identified as the “Go to” Precision coater of sophicatied high value Satellite imaging filters, Medical /DNA components including mirrors and lenses used in a number of sensors, filters Color matching food government /commercial space ,science and astronomy applications processing ,Gas analysis ,Laser , through the world US,- Europe and Asia communications Transforming our World and Yours 87

Applications – Photovoltaic

"Our Customers' First Choice!"

Technology: Flexible Solar Cells Building Integrated Photovoltaic
Thin Film Services
Solar cells built in flexible substrates applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers



Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS Applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.

Technology: Amorphous Silicon (a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO (Transparent Conductive Oxide) layers

Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic Substrates

BRUSH ENGINEERED MATERIALS
Transforming our World and Yours 88

Other Segments Key Initiatives Transforming our World and Yours

Beryllium and Beryllium Composites — Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) — Infrared sensors for fighter jet and UAV optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Optical mirrors for NASA space-based telescopes -Diaphragms for commercial and concert quality speaker systems Transforming our World and Yours 90

Beryllium and Beryllium Composites — Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) Platforms for Sustainable Growth Optical data collection and targeting systems — vision and sensors Fabricated parts up x3 since 2009 Energy — ITER (International Fusion Reactor) — Nuclear fission reactors (test, small scale, fuel additive) Commercial — “Truextent” speaker diaphragms — Semi-conductor equipment — wafer fab and test structural components Investment casting to expand AlBe application base Expanding materials technology beyond Be — using our manufacturing base — Solar — Defense Transforming our World and Yours 91

Engineered Material Systems — solving customers’ problems with engineered strip metals Disk Mill Products Drive Specialty cladding and inlay Arms Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Automotive Control Electroplating Components Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Specialty Electronic Connectors Automotive, Telecom/Computer, Medical, Energy Transforming our World and Yours 92

TMI Core Technologies Clad Inlays, Overlays Electron Beam Welding Electroplating Profiled Machining Solder Technologies Transforming our World and Yours 93

Engineered Material Systems — solving customers’ problems with engineered strip metals Platforms for Sustainable Growth Li-ion battery power interconnect solutions Solar power interconnect clad foil solutions Medical — reroll and specialty applications High power specialty electronics products —global automotive Continue to expand international footprint Increase value add with “total” component supply Transforming our World and Yours 94

Exhibit A Reconciliation ofNon — GAAP Financial Measures 2002 2003 2009 2010 (F) Range* GAAP diluted EPS $ (2.15) $ (.80) $ (.61) $2.00 $2.10 -Derivative ineffectiveness .16 Financing costs and deferred tax valuation allowances .55 Deferred tax valuation allowances 1.20 Severance and restructuring costs .07 Pension curtailment (.04) Other .04 .04 Non- GAAP operating run rate $ (.91) $ (.25) $ (.38) $2.00 $2.10 — *Reconciliation of 2010 Forecast information: expected earnings per diluted share for the 2010 full year excludes special items. It is not possible at this time to identify the potential amount or significance of these special items. Accordingly, a detailed reconciliation of earnings per diluted share for 2010 is impracticable. Transforming our World and Yours 95